Supplement Dated May 1, 2022

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C

Multi-Fund 5

This supplement to your prospectus outlines changes to the investment options under your variable annuity Contract.  This supplement if for informational purposes only and requires no action on your part.

The following funds will be available as new investment options under your Contract.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP BlackRock Global Allocation Fund (Service Class): High total investment return. This fund will be available on or about June 3, 2022. Consult your registered representative.

•
LVIP JPMorgan Retirement Income Fund (Service Class): Current Income and some capital appreciation; a fund of funds.
This fund will be available on or about June 10, 2022. Consult your registered representative.

Effective June 10, 2022, the following funder mergers will take place.

Merging Fund	Acquiring Fund
LVIP BlackRock Advantage Allocation Fund	LVIP BlackRock Global Allocation Fund
LVIP T. Rowe Price 2010 Fund	LVIP JPMorgan Retirement Income Fund

For complete details related to the funds, including the fees, investment strategies, and risks of the funds, please refer to each Underlying Fund prospectus found on www.lfg.com/VAprospectus.

Please retain this Supplement for future reference.